UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2010

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

(exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-51199 (Commission File Number)	42-1579325 (IRS Employer Identification No.)

2901 Butterfield Road, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (630) 218-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On June 8, 2010, Robert D. Parks notified the Board of Directors (the “Board”) of Inland Western Retail Real Estate Trust, Inc. (the “Company”) that he would not stand for re-election as a director of the Company at the next annual meeting of stockholders (the “Annual Meeting”).  On June 8, 2010, the Board adopted a resolution reducing the number of directors comprising the Board from nine to eight effective at the Annual Meeting.

Item 7.01           Regulation FD Disclosure

On June 8, 2010, the Board declared the second quarter 2010 distribution of $0.04625 per share, payable on July 9, 2010, to stockholders of record at the close of business on June 30, 2010.  This represents the third consecutive quarter-to-quarter increase in distribution rates and equates to a 1.85% annualized yield assuming a purchase price of $10.00 per share or a 2.7% annualized yield based upon the December 31, 2009 ERISA value of $6.85 per share.  Each distribution is determined quarterly by our Board and the annualized yield is not necessarily indicative of future distributions.

Attached hereto as Exhibit 99.1 is a presentation first used by the Company on June 10, 2010 as part of its investor relations program.  A copy of this presentation is being posted on the Company’s website, www.inland-western.com.

The information in this report, including Exhibit 99.1 but excluding Item 5.02 above, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01           Financial Statements and Exhibits

(d)          Exhibits

The following Exhibit is included with this Report:

99.1       Presentation of Inland Western Retail Real Estate Trust, Inc.

The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “continue,” “remains,” “intend,” “aim,” “towards,” “should,” “prospects,” “could,” “future,” “potential,” “believes,” “plans,” “likely,” “anticipate,” “position,” “focus,” and “probable,” or the negative thereof or other variations thereon or comparable terminology, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby.  These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment.  Such risks and uncertainties could cause actual results to differ materially from those projected.  These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INLAND WESTERN RETAIL REAL
ESTATE TRUST, INC.
(Registrant)

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: June 10, 2010		General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Inland Western Retail Real Estate Trust, Inc.